Merger and Acquisitions	10 Months Ended
Jan. 01, 2011
Merger and Acquisitions [Abstract]
Merger and Acquisitions
E. MERGER AND ACQUISITIONS
MERGER
On March 12, 2010 (the “merger date”), a wholly owned subsidiary of The Stanley Works (“Stanley”) was merged with and into Black & Decker, with the result that Black & Decker became a wholly owned subsidiary of Stanley. As part of the Merger, Black & Decker stockholders received 1.275 shares of Stanley stock for each share outstanding as of the merger date. All of the outstanding Black & Decker shares and equity based awards were exchanged for Stanley shares and equity awards as part of the Merger. Fractional shares generated by the conversion ratio were cash settled for $0.3 million. After the exchange was completed, pre-merger Stanley shareowners retained ownership of 50.5% of the combined Company. In conjunction with consummating the Merger, the name of the combined Company was changed to “Stanley Black & Decker, Inc”.
Black & Decker is a global manufacturer and marketer of power tools and accessories, hardware and home improvement products, and technology-based fastening systems. The Merger creates a larger and more globally diversified company with a broad array of products and services with significant exposure to growing and profitable product areas. Stanley and Black & Decker’s product lines are generally complementary, and do not present areas of significant overlap. By combining the two companies, there are significant cost saving opportunities through reductions in corporate overhead, business unit and purchasing consolidation, and by combining elements of manufacturing and distribution.
Based on the closing price of Stanley common stock on the merger date, the consideration received by Black & Decker shareholders in the Merger had a value of $4.657 billion as detailed below.

	Conversion
(In millions)	Calculation	Fair Value
Black & Decker common stock outstanding as of the merger date	61.571
Multiplied by Stanley’s stock price as of the merger date multiplied by the exchange ratio of 1.275 ($57.86 * 1.275)	$73.77	$4,542.2

Fair value of the vested and unvested stock options pertaining to pre-merger service issued to replace existing grants at closing (a)		91.7
Fair value of unvested restricted stock and restricted stock units pertaining to pre-merger service issued to replace existing grants at closing (a)		12.2
Other vested equity awards (a)		10.1
Cash paid to settle fractional shares		0.3

Total fair value of consideration transferred		$4,656.5

(a)	As part of the Merger the Company exchanged the pre-merger equity awards of Black & Decker for Stanley Black & Decker equity awards. Under ASC 805, the fair value of vested options and the earned portion of unvested options, restricted stock awards and restricted stock units are recognized as consideration paid. The remaining value relating to the unvested and unearned options, restricted stock awards and restricted stock units will be recognized as future stock-based compensation. The allocation of the pre-merger equity awards between consideration paid and future stock-based compensation is as follows (in millions):

		Fair value
		Recognized as	Fair Value to be
Award type	Number of	Consideration	Recognized as Future
(In millions)	Awards	Paid	Compensation Cost
Stock options	5.8	$91.7	$14.1
Restricted stock units and awards	0.4	12.2	12.8
Other vested equity awards	0.2	10.1	—

Total	6.4	$114.0	$26.9

The following assumptions were used for the Black-Scholes valuation of the pre-merger Black & Decker stock options in the determination of consideration paid:

Stock price	$57.86
Post conversion strike price	$23.53 — $74.11
Average expected volatility	32%
Dividend yield	0.7%
Weighted-average risk-free interest rate	1.4%
Weighted-average expected term	2.9 years
Weighted-average fair value per option	$18.72
The expected volatility is based on two equally weighted components: the first component is the average historical volatility which is based on daily observations and duration consistent with the expected life assumption; the second component is the market implied volatility of traded options. The average expected term of the option is based on historical employee stock option exercise behavior as well as the remaining contractual exercise term. The risk-free interest rate is based on U.S. treasury securities with maturities equal to the expected life of the option. The fair value of restricted stock and restricted stock units and other vested equity awards was $57.86 per share. Total compensation expense recognized during the year ended January 1, 2011 for the options, restricted stock, and restricted stock awards that were assumed as part of the Merger was $8.8 million.
The transaction has been accounted for using the acquisition method of accounting which requires, among other things, the assets acquired and liabilities assumed be recognized at their fair values as of the merger date. The following table summarizes the estimated fair values of major assets acquired and liabilities assumed as part of the Merger:

(Millions of Dollars)	2010
Cash	$949.4
Accounts and notes receivable	907.3
Inventory	1,070.1
Prepaid expenses and other current assets	257.5
Property, plant and equipment	569.9
Trade names	1,505.5
Customer relationships	383.7
Licenses, technology and patents	112.3
Other assets	200.1
Short-term borrowings	(175.0)
Accounts payable	(479.6)
Accrued expenses and other current liabilities	(830.9)
Long-term debt	(1,657.1)
Post-retirement benefits	(768.8)
Deferred taxes	(703.6)
Other liabilities	(513.3)

Total identifiable net assets	$827.5
Goodwill	3,829.0

Total consideration transferred	$4,656.5

As of the merger date, the expected fair value of accounts receivable approximated the historical cost. The gross contractual receivable was $951.7 million, of which $44.4 million was not expected to be collectible.
The amount allocated to trade names includes $1.362 billion for indefinite-lived trade names. The weighted-average useful lives assigned to the finite-lived intangible assets are trade names — 14 years; customer relationships — 15 years; and licenses, technology and patents — 12 years.
Black & Decker has three primary areas of contingent liabilities: environmental, risk insurance (predominantly product liability and workers compensation) and uncertain tax liabilities. Additionally, Black & Decker is involved in various lawsuits in the ordinary course of business, including litigation and administrative proceedings involving commercial disputes and employment matters. Some of these lawsuits include claims for punitive as well as compensatory damages. The majority of the contingent liabilities are recorded at fair value in purchase accounting, aside from those pertaining to uncertainty in income taxes which are an exception to the fair value basis of accounting; however certain environmental matters that are more legal in nature are recorded at the probable and estimable amount.
Goodwill is calculated as the excess of the consideration transferred over the net assets recognized and represents the expected revenue and cost synergies of the combined business, assembled workforce, and the going concern nature of Black & Decker. It is estimated that $167.7 million of goodwill, relating to Black & Decker’s pre-merger historical tax basis, will be deductible for tax purposes.
The purchase price allocation for Black & Decker is substantially complete. As the Company finalizes its purchase price allocation, it is anticipated that additional purchase price adjustments will be recorded relating to certain environmental remediation liabilities for ongoing feasibility study results, tax matters, and for other minor items. Such adjustments will be recorded during the measurement period in the first quarter of 2011. A single estimate of fair value results from a complex series of judgments about future events and uncertainties and relies heavily on estimates and assumptions. The Company’s judgments used to determine the estimated fair value assigned to each class of assets acquired and liabilities assumed, as well as asset lives, can materially impact the Company’s results from operations. The finalization of the Company’s purchase accounting assessment will result in changes in the valuation of assets and liabilities acquired which is not expected to have a material impact on the Company’s consolidated statement of operations, balance sheet or cash flows.
ACQUISITIONS
The Company completed thirty acquisitions during 2010, 2009, and 2008. These businesses were acquired pursuant to the Company’s growth and portfolio repositioning strategy. The 2010 and 2009 acquisitions were accounted for in accordance with ASC 805 while 2008 acquisitions were accounted for as purchases in accordance with SFAS No. 141 “Business Combinations”. During 2010, the Company completed ten acquisitions for an aggregate value of $547.3 million aside from the Merger. During 2009, the Company completed six acquisitions for an aggregate value of $24.2 million. During 2008, the Company completed fourteen acquisitions for an aggregate value of $572.4 million. The results of the acquired companies are included in the Company’s consolidated operating results from the respective acquisition dates. All of the acquisitions have resulted in the recognition of goodwill. Goodwill reflects the future earnings and cash flow potential of the acquired business in excess of the fair values that are assigned to all other identifiable assets and liabilities. Goodwill arises because the purchase price paid reflects numerous factors including the strategic fit and expected synergies these targets bring to existing operations, the competitive nature of the bidding process and the prevailing market value for comparable companies. ASC 805 requires all identifiable assets and liabilities acquired to be reported at fair value and the excess is recorded as goodwill. The Company obtains information during due diligence and from other sources which forms the basis for the initial allocation of purchase price to the estimated fair value of assets and liabilities acquired. In the months following an acquisition, intangible asset valuation reports, asset appraisals and other data are obtained in order for management to finalize the fair values assigned to acquired assets and liabilities.
In November 2010 the Company purchased 70% of the outstanding shares of GMT for $44.2 million, net of cash acquired. GMT is a leading commercial hardware manufacturer and distributor in China. The acquisition of GMT provides the Company with a low cost manufacturing source and also serves as a platform for international commercial hardware expansion. The Company has the option to purchase the remaining 30% of GMT outstanding shares over the next five years. GMT is included in the Company’s Security segment.
In July 2010 the Company completed the acquisition of CRC-Evans Pipeline International (“CRC-Evans”) for $451.6 million, net of cash acquired and subject to certain adjustments including an earn-out provision with the previous CRC-Evans’ shareholders. The net assets acquired, including $181.2 million of other intangible assets, are approximately $233.6 million and the related Goodwill is approximately $218.0 million. CRC-Evans is a full line supplier of specialized tools, equipment and services used in the construction of large diameter oil and natural gas transmission pipelines. CRC-Evans also sells and rents custom pipe handling and joint welding and coating equipment used in the construction of large and small diameter pipelines. The acquisition of CRC Evan’s diversifies the Company’s revenue base and provides the Company with a strategic and profitable growth platform. CRC-Evans is included in the Company’s Industrial segment.
Under the earn-out provision, the total purchase price for CRC-Evans was contingent upon 2010 earnings before interest, income taxes, depreciation and amortization and the earn-out performance period ended on December 31, 2010. As of the acquisition date it was estimated that there would be no purchase price adjustment occurring at the end of the performance period as the probability of a significant increase or decrease in total consideration was been deemed to be equally unlikely. Accordingly, the Company did not recognize an asset or liability relating to contingent consideration at the acquisition date. The performance period ended in 2010 with no additional adjustment to purchase price required.
In March 2010, the Company completed the acquisition of Stanley Solutions de Sécurité (“SSDS”) (formerly known as ADT France) for $8.0 million, net of cash acquired. SSDS is a leading provider of security services, primarily for commercial businesses located in France. SSDS has been consolidated into the Company’s Security segment. This acquisition added to the Company’s current business gives the Company the leading market share in France and expands its security footprint in Europe.
During 2010, the Company also completed seven minor acquisitions, relating to the Company’s Industrial and Security segments. The combined purchase price of these acquisitions was $43.5 million.
The purchase accounting for the 2010 acquisitions is preliminary, principally with respect to finalization of intangible asset valuations, contingencies, deferred taxes, the valuation of property, plant and equipment and certain other items.
ACTUAL AND PRO FORMA IMPACT OF THE MERGER AND ACQUISITIONS
The following table presents information for the Black & Decker Merger and other 2010 acquisitions that is included in the Company’s consolidated statement of operations from the merger and acquisition dates through January 1, 2011 (in millions):

	Year Ended
	2010
Net sales	$4,507.3
Loss attributable to the Merger and acquisitions	$(38.2	)(A)

(A)	The net loss attributable to the Merger and acquisitions includes amortization of inventory step-up, restructuring charges and other merger and acquisition-related items.
The following table presents supplemental pro forma information as if the Merger and acquisitions had occurred on January 3, 2010 for the year ended January 1, 2011. The comparative 2009 columns were prepared as if the Merger and acquisitions had occurred at the beginning of fiscal 2009. As such, both years presented include merger and acquisition related charges. The pro forma consolidated results are not necessarily indicative of what the Company’s consolidated net earnings would have been had the Company completed the Merger and acquisitions at the beginning of each fiscal year. In addition the pro forma consolidated results do not purport to project the future results of the combined Company nor do they reflect the expected realization of any cost savings associated with the Merger and acquisitions.

	Year-to-Date
(Millions of Dollars, except per share amounts)	2010	2009
Net sales	$9,552.6	$8,958.5
Net earnings (loss)	$216.1	$(56.2)
Diluted earnings (loss) per share	$1.44	$(0.36)
2010 Pro Forma Results
The 2010 pro forma results were calculated by combining the results of Stanley Black & Decker with Black & Decker’s stand-alone results from January 3, 2010 through March 12, 2010. The pre-acquisition results of the acquisitions were also combined for their respective pre-acquisition periods. The following adjustments were made to account for certain costs which would have been incurred during this pre-Merger and pre-acquisition period.
•	Elimination of the historical pre-Merger and pre-acquisition intangible asset amortization expense and the addition of intangible asset amortization expense related to intangibles valued as part of the Merger and acquisitions that would have been incurred from January 3, 2010 to the merger and/or acquisition dates.
•	Additional expense for the inventory step-up which would have been amortized as the corresponding inventory was sold.
•	Additional expense relating to Merger-related compensation for key executives which would have been incurred from January 3, 2010 to March 12, 2010.
•	Reduced interest expense for the Black & Decker debt fair value adjustment which would have been amortized from January 3, 2010 to March 12, 2010.
•	Additional depreciation related to property, plant and equipment fair value adjustments that would have been expensed prior to the Merger and acquisitions commencement dates.
•	The modifications above were adjusted for the applicable tax impact.
2009 Pro Forma Results
The 2009 pro forma results were calculated by taking the historical financial results of Stanley and adding the historical results of Black & Decker and the acquisitions. Additionally the following adjustments were made to account for certain costs that would have been incurred in 2009 had the Merger and acquisitions occurred on January 4, 2009.
•	Elimination of historical Black & Decker and acquisitions’ intangible asset amortization expense and addition of intangible asset amortization expense relating to intangibles valued as part of the Merger and acquisitions.
•	Added expense for the inventory step-up which would have been amortized as the corresponding inventory was sold.
•	Added the costs that were incurred to consummate the Merger and acquisitions during 2010.
•	Added the Merger and acquisition-related restructuring charges which were incurred during 2010.
•	Added compensation expense for Merger-related compensation for key executives.
•	Added depreciation expense related to property, plant, and equipment fair value adjustments.
•	Reduced interest expense for the debt fair value adjustment which would have been amortized during 2009.
•	The modifications above were adjusted for the applicable tax impact.
2009 ACQUISITIONS — During 2009, the Company completed six minor acquisitions, primarily relating to the Company’s convergent security solutions business, for a combined purchase price of $24.2 million. Amounts allocated to the assets acquired and liabilities assumed were based on their estimated fair values at the acquisition dates. The purchase price allocations of these acquisitions are complete.
2008 ACQUISITIONS — In July 2008, the Company completed the acquisition of Sonitrol Corporation (“Sonitrol”) for $282.3 million in cash. Sonitrol is a market leader in North American commercial security monitoring services, access control and fire detection systems. The acquisition has complemented the product offering of the pre-existing security integration businesses including HSM acquired in early 2007.
Also in July 2008, the Company completed the acquisition of Xmark Corporation (“Xmark”) for $47.0 million in cash. Xmark, headquartered in Canada, markets and sells radio frequency identification-based systems used to identify, locate and protect people and assets. The acquisition expanded the Company’s personal security business.
In October 2008, the Company completed the acquisition of Generale de Protection (“GdP”) for $168.8 million in cash. GdP, headquartered in Vitrolles, France, is a leading provider of audio and video security monitoring services, primarily for small and mid-sized businesses located in France and Belgium.
The Company also made eleven small acquisitions relating to its mechanical access systems, convergent security solutions, including healthcare storage systems, and fastening businesses during 2008. These eleven acquisitions were completed for a combined purchase price of $74.3 million.
The total purchase price of $572.4 million reflects transaction costs and is net of cash acquired; amounts allocated to the assets acquired and liabilities assumed were based on their estimated fair values at the acquisition dates. Goodwill associated with the 2008 acquisitions that is deductible for income tax purposes amounts to $40.7 million. The purchase price allocation of these acquisitions has been completed.
The following table summarizes the estimated fair values of major assets acquired and liabilities assumed for the 2008 acquisitions in the aggregate:

(Millions of Dollars)	2008
Current assets, primarily accounts receivable and inventories	$64.3
Property, plant, and equipment	7.6
Goodwill	367.8
Trade names	21.1
Customer relationships	238.5
Technology	14.1
Other intangible assets	1.0
Other assets	6.6

Total assets	$721.0

Current liabilities	$74.6
Deferred tax liabilities and other	74.0

Total liabilities	$148.6

The weighted average useful lives assigned to the amortizable assets identified above are trade names — 10 years; customer relationships — 13 years; technology — 8 years; and other intangible assets — 1 year.